UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 30, 2020
(Date of earliest event reported: September 30, 2020)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an “emerging growth company” as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒
Revlon Consumer Products Corporation	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.

On September 29, 2020, Revlon Consumer Products Corporation (“Products Corporation,” the “Company” or “we” (and its various forms)), the direct wholly-owned operating subsidiary of Revlon, Inc., commenced an exchange offer (the “Exchange Offer”) to exchange any and all of the outstanding $344,785,000 aggregate principal amount of its 5.75% Senior Notes due 2021 for, at the holder’s option, consideration consisting of (i) cash or (ii) if the holder is an Eligible Holder (as defined in the below-referenced Offering Memorandum), a combination of cash and indebtedness, on the terms as set forth in the confidential Offering Memorandum and Consent Solicitation Statement, dated September 29, 2020 (the “Offering Memorandum”).  Concurrently with the Exchange Offer, the Company is soliciting consents (the “Consent Solicitation”) to eliminate substantially all of the restrictive covenants and certain events of default provisions from the Indenture governing the Existing Notes.

In connection with the Exchange Offer and Consent Solicitation, the Company will be hosting a conference call for all holders of Existing Notes at 2:30 p.m. New York City time on Wednesday, September 30, 2020, during which the Company will discuss the presentation attached hereto as Exhibit 99.1 (the contents of which are incorporated by reference in this Item 7.01).   To listen to the conference call by telephone, dial toll-free 800-786-5706 (if dialing from within the U.S.) or toll-free 08006922011 (if dialing from the United Kingdom). The conference ID is 21970322.   A replay of the conference call will be available at 800-633-8284 or 08006920831 with conference ID 21970322.

In accordance with General Instruction B.2 to Form 8-K, this Item 7.01 shall be deemed to be “furnished” to the SEC and not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.    Financial Statements and Exhibits.

(d)          Exhibits

Exhibit	Description
99.1	Presentation, dated September 30, 2020

In accordance with General Instruction B.2 to Form 8-K, the above described exhibit shall be deemed to be “furnished” to the SEC and not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: September 30, 2020